Share-based payments	3 Months Ended
Jan. 31, 2019
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Share-based payments
14.	Share-based payments

During the first quarter, the Bank granted 1,548,832 options with an exercise price of $72.28 per option and a weighted average fair value of $5.01 to selected employees, under the terms of the Employee Stock Option Plan. These stock options vest 50% at the end of the third year and 50% at the end of the fourth year. Options granted prior to December 2014 vest evenly over a four-year period.

The Bank recorded an increase to equity – other reserves of $4 million for the three months ended January 31, 2019 (January 31, 2018 – $4 million) as a result of equity-classified share-based payment expense.